                                                       Rule 497(c)
                                                       File No. 811-5682
                                                       Registration No. 33-25137


                            THE BRADFORD FUNDS, INC.

                            THE BRADFORD MONEY FUND

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 791-9300

                      STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information provides supplementary information pertaining to The Bradford Funds, Inc. (the "Company"), an open-end, diversified management investment company currently offering shares in one investment portfolio, The Bradford Money Fund (the "Money Fund" or "Fund"). This is not a prospectus and should be read only in conjunction with the Prospectus of the Fund dated April 30, 1997 (the "Prospectus"). A copy of the Prospectus may be obtained upon request free of charge from the Fund at the address and telephone number set forth above. This Statement of Additional Information is dated April 30, 1997.

                                    CONTENTS

                                                                                                                     Page
                                                                                                                     ----
GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-2
INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-2
DIRECTORS AND OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-8
INVESTMENT ADVISORY, ADMINISTRATION, SERVICING
         AND DISTRIBUTION ARRANGEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-12
PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-16
PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-18
VALUATION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-18
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-20
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-22
DESCRIPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-24
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-26
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-27
APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1




No person has been authorized to give any information or to make any representations not contained in the Prospectus or this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                    GENERAL

         The Bradford Funds, Inc. (the "Company") is an open-end, diversified management investment company currently offering shares in one investment portfolio, The Bradford Money Fund (the "Money Fund" or the "Fund"). Accordingly, the "Company" and the "Money Fund" (or the "Fund") are used interchangeably in this Statement of Additional Information, unless the context indicates otherwise. The Board of Directors of the Company may determine to offer shares of additional portfolios in the future. The shares of the Money Fund are offered by the Prospectus dated April 30, 1997. The Company commenced operations on February 8, 1989.

                       INVESTMENT OBJECTIVE AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Money Fund. A description of ratings of short-term commercial paper is set forth in the Appendix hereto.

Additional Information on Money Fund Investments.

         (1)     U.S. Government Obligations.   Examples of types of U.S.
Government obligations in which the Fund may invest include U.S. Treasury bills, Treasury notes and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         (2) Bank Obligations. Investments in bank obligations may include obligations of foreign banks, domestic branches of foreign banks and foreign branches of domestic banks. Such investments may entail risks that are different from those of investments in U.S. banks and domestic branches thereof, such as unfavorable political and economic conditions, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. For purposes of the Money Fund's investment policies with respect to bank obligations, the total assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

         (3) Commercial Paper. "Section 4(2) paper," as described in the Prospectus, is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). The Fund will not purchase Section 4(2) paper which has not been determined to be liquid in excess of 10% of the total assets of the Money Fund. The Company's Board of Directors has delegated to Bradford Capital Management, Ltd., the Fund's investment adviser (the "Adviser"), the day-to-day authority to determine whether a particular issue of
Section 4(2) paper, including Section 4(2) paper that is eligible for resale under Rule 144A under the 1933 Act ("144A Paper"), should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

         The Adviser may deem Section 4(2) paper liquid if (i) it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security and (ii) it is rated by at least two Rating Agencies (as defined in the Prospectus), or by the only Rating Agency that has rated the paper, in the highest short-term category, or with respect to 144A paper only, is a comparable unrated security. In making such determination, the Adviser generally considers any and all factors that it deems relevant, which may include (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades. In addition, with respect to Section 4(2) paper which is not 144A paper, it must not be traded flat or be in default as to principal or interest.

         The Adviser may also consider whether there are any significant differences between the particular issue of Section 4(2) paper and commercial paper issued pursuant to the exemption contained in Section 3(a)(3) of the 1933 Act.

         Treatment of Section 4(2) paper as liquid could have the effect of decreasing the level of the Fund's liquidity to the extent that buyers, including qualified institutional buyers, become, for a time, uninterested in purchasing these securities.

         (4) Variable Rate Notes. The Fund may acquire variable rate demand notes and variable rate notes (collectively, "variable rate notes"), subject to the Fund's investment objective, policies and restrictions.
Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable rate notes purchased by the Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that the Fund is not entitled to receive the principal amount of a note within seven days of demand, such a note will be treated as an illiquid security for purposes of calculation of the 10% limitation on the Fund's investment in illiquid securities as set forth in the Fund's investment restrictions. Variable rate notes may be secured by bank letters of credit.

         Variable rate notes invested in by the Fund may have maturities of more than 397 days, as follows:

         1. An instrument that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than thirty days' notice or at specific intervals not exceeding 397 days and upon no more than 30 days' notice.

         (5) Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus an amount representing accrued interest negotiated on the basis of short-term rates existing at the time of purchase (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

         If the Fund were required to foreclose upon securities underlying a repurchase agreement with remaining maturities of greater than 397 days, these instruments would have to be taken into account in calculating the Fund's dollar-weighted average portfolio maturity. The Fund would have to dispose of the securities as soon as possible if they were to cause such average maturity to exceed ninety days or were to exceed thirteen months to maturity.

Unrated Securities.

         In those instances in which the Fund purchases securities that are considered "Unrated Securities" within the meaning of Rule 2a-7, the Board has delegated to the Adviser, subject to quarterly review by the Board, the responsibility to determine whether such securities are of comparable quality.

         Unrated instruments purchased for the Fund may be considered of comparable quality when, at the time of purchase (i) the security at the time of issuance had (A) a maturity of greater than one year but currently has a remaining maturity of less than thirteen months, and (B) does not have a long-term rating from any Rating Agency that is not within the two highest rating categories, (ii) the issuer's obligation to pay the principal of and interest on the instrument is supported by an irrevocable, unconditional letter or line of credit, commitment to lend or guarantee which has a term coextensive with that of the underlying instrument and which is of sufficient quality to ensure that the instrument is comparable to instruments that are rated within the allowed rating categories, or (iii) the issuer thereof is believed by the Adviser to have a financial condition comparable to those issuing rated securities in which the Fund may invest, and the unrated instrument has comparable priority and security and other relevant characteristics to such rated securities, provided that with respect to instruments other than Government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "1940 Act")) not more than 5% of the Fund's assets may be invested pursuant to subparagraph (iii), and the Adviser will promptly (and in no event later than the next meeting) report to the Board any unrated instruments for the Board to consider approval or ratification of comparability of quality and credit risk determination.

         If an instrument has received a rating but is subject to an irrevocable, unconditional letter or line of credit, commitment to lend or guarantee that was not considered or in effect when the instrument (or the issuer) was given its rating, the Adviser may evaluate the instrument as if it were unrated, provided that the letter or line of credit, commitment or guarantee has a term coextensive with that of the instrument involved.

When-Issued Securities.

         "When-issued" and delayed delivery securities include securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Fund holds such securities, the Fund will maintain in a segregated account cash, U.S. Government securities or other liquid, high grade debt securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Fund will set aside portfolio securities to satisfy a purchase commitment. Because securities purchased on a when issued basis may fluctuate in value prior to delivery based upon changes in the general level of interest rates, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets absent unusual market conditions. When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Investment Restrictions.

         The Money Fund may not:

         (1) issue senior securities (as defined in the 1940 Act) or borrow money, except from banks for temporary purposes and for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of the value of the Fund's assets; or mortgage, pledge or hypothecate any of its assets except in connection with such borrowings and in amounts not in excess of 10% of the value of the Fund's assets; or purchase portfolio securities while borrowings in excess of 5% of the value of the Fund's assets are outstanding.

         (2) purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto) if immediately after such purchase more than 5% of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding securities of any class (taking all debt issues of an issuer as a single class) or more than 10% of the outstanding voting securities of such issuer would be owned by the

Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation;

         (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

         (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws;

         (5) make short sales of securities or maintain a short position or write, purchase or sell put or call options or straddles, spreads or combinations thereof;

         (6) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         (7) purchase or sell commodities or commodity contracts or commodity futures contracts;

         (8) invest in oil, gas or mineral exploration or development programs;

         (9) make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

         (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

         (11) make investments for the purpose of exercising control or management;

         (12) invest 25% or more of its total assets in the securities of issuers in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or repurchase agreements relating thereto, or obligations of domestic branches of U.S. banks and those U.S. branches of foreign banks that are subject to the same regulation as U.S. banks); or

         (13) invest more than 5% of its total assets in securities of issuers (including their predecessors) with less than three years of continuous operations.

         If a percentage restriction is satisfied at the time of an investment, borrowing or other designated action, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. However, if due to market fluctuations or other reasons the assets of the Fund fall below 300% of its borrowings, the Fund will, in accordance with the 1940 Act, reduce the borrowings of the Fund so that such borrowings have 300% asset coverage.

         The foregoing investment limitations cannot be changed without the affirmative vote of a majority of the outstanding shares of the Fund, as defined in "DESCRIPTION OF SHARES."

         Notwithstanding investment restriction no. 2 above and for purposes of maintaining a stable net asset value pursuant to Rule 2a-7 under the 1940 Act (see "VALUATION OF SHARES" below), the Fund will, with respect to 100% of its total assets, limit its investments in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to under "INVESTMENT OBJECTIVE AND POLICIES -- General" in the Prospectus.

         With respect to limitation (12) above concerning industry concentration, neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy. The Fund will consider wholly owned finance subsidiaries to be in the industries of their parent companies if their activities are primarily related to financing the activities of such parent companies, and will categorize utility companies according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of a majority of the outstanding shares of the Fund, but any such change may require the approval of the SEC and would be disclosed in the Prospectus or in the Statement of Additional Information.

         In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment limitations described above. Should the Fund determine that any such commitment is no longer in its best interest, it will revoke the commitment and terminate sales of its shares in the state involved.

                             DIRECTORS AND OFFICERS

         The directors and executive officers of the Company, their business addresses, ages and principal occupations during the past five years are:

                                      Position(s)
Name, Address                         Held With                        Principal Occupation(s)
and Age                               Company                          During Past Five Years
-------------                         ----------                       -----------------------
Allan L. Erb*                         President and                    Partner in charge of Financial Products
330 Commerce Street                   Director                         Department since 1986; General Partner/Voting
Nashville, TN 37201                                                    Member since 1990.**
Age: 50

Douglas C. Altenbern                  Director                         Private investor since October 1990 and
1025 Chancery Lane                                                     Chairman of Pay Systems of America, Inc.
Nashville, TN 37215                                                    (payroll processing) since June, 1993.
Age: 60

William Carter*                       Director                         Limited Partner/Equity Member.**
3605 Glenwood Avenue
Suite 100
Raleigh, NC 27612
Age: 50

Richard W. Hanselman                  Director                         Private investor since 1986.
3017 Poston Avenue
Nashville, TN 37203
Age: 69

Edward J. Roach                       Director                         Certified Public Accountant and Vice President
Suite 100                                                              and Treasurer of Temporary Investment Fund,
400 Bellevue Parkway                                                   Inc., Trust for Federal Securities, Municipal
Wilmington, DE 19809                                                   Fund for Temporary Investment, Independence
Age: 72                                                                Square Income Securities, Inc. and Municipal Fund
                                                                       for California Investors, Inc.; Treasurer
                                                                       of Chestnut Street Exchange Fund; and President
                                                                       and Treasurer of The RBB Fund, Inc. and
                                                                       Municipal Fund for New York Investors, Inc.
                                                                       (each a management investment company).

Michael R. Shea*                      Vice President and Director      Director of Taxable Fixed Income Department
330 Commerce Street                                                    since 1974; Voting Member/General Partner since
Nashville, TN 37201                                                    1981.**
Age: 54

William T. Spitz                      Director                         Treasurer, Vanderbilt
102 Alumni Hall                                                        University, since November 1985.
Vanderbilt
University
Nashville, TN 37240
Age: 46


R. Patrick Shepherd                   Vice President                   General Counsel and Director of Legal and
330 Commerce St.                                                       Compliance Departments since 1983; Voting
Nashville, TN 37201                                                    Member/General Partner since 1987.**
Age: 41

Judy K. Abroms                        Vice President                   Equity Member/Limited Partner since 1994; from
330 Commerce St.                                                       1990 to 1994, Investment Limited Partner.**
Nashville, TN 37201
Age: 53

Randall R. Harness                    Secretary and                    Chief Financial Partner
330 Commerce St.                      Treasurer                        since 1976; Voting Member/General Partner since
Nashville, TN 37201                                                    1981.**
Age: 54

_______________________

*        "Interested" director of the Fund as that term is defined in the 1940
Act.

**       Positions are with J. C. Bradford & Co. LLC.

         Messrs. Erb, Carter, Shea, Harness and Shepherd and Ms. Abroms hold positions with J. C. Bradford & Co. LLC ("Bradford") as described above and, except for Mr. Carter, are also officers of the Adviser, serving in comparable positions to those they hold with the Company. The only other officer of the Adviser is Robert P. DeBastiani. Mr. DeBastiani has been an Equity Member/Limited Partner of Bradford since July 1990 and has served as Institutional Trader for Taxable Fixed Income Securities of Bradford since April 1987. Prior to that he served as a fixed income trader with First American National Bank, Nashville, Tennessee (August 1986 to April 1987); First Eastern Bank, Wilkes-Barre, Pennsylvania (April 1984 to August 1986); and Lincoln First Bank, Rochester, New York (July 1983 to April 1984).

         The Fund pays directors who are not "affiliated persons" of the Adviser, as that term is defined in the 1940 Act, a fee of $2,000 annually plus $1,875 per meeting attended. Directors who are not affiliated persons of the Adviser are also reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof.

         The following table sets forth information regarding all compensation paid by the Fund to its directors, who are not affiliated "persons" of the Fund, for their services as directors during the fiscal year ended December 31, 1996. The Fund has no pension or retirement plans nor does it pay compensation to its executive officers.

                               COMPENSATION TABLE

                                                                                     Total Compensation
 Name and Position                       Aggregate Compensation                      From the Fund and
 With the Fund                           From the Fund                               the Fund Complex*
 -----------------                       ----------------------                      ------------------
 Douglas C. Altenbern                             $9,000                                  $9,000
 Director

 Richard W. Hanselman                             $9,000                                  $9,000
 Director

 Edward J. Roach                                  $9,000                                  $9,000
 Director

 William T. Spitz                                 $9,000                                  $9,000
 Director

_______________________

         *For purposes of this Table, Fund Complex means one or more mutual funds, including the Money Fund, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related. The Money Fund is currently the only member of its Fund Complex.

         The Fund currently has no employees, as substantially all of the services necessary for the operation of the Fund are performed by the Adviser; PNCBank, N.A. ("PNC"), the Fund's custodian; PFPC, Inc. ("PFPC"), the Fund's administrator; and Bradford, the Fund's distributor and transfer and dividend disbursing agent. No officer or employee of the Adviser, PNC, PFPC or Bradford receives any compensation from the Fund.

         Certain of the directors and officers and the organizations with which they are associated have had in the past, and may in the future have, transactions with Bradford and its affiliates. The Fund believes that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions have been and are expected to be substantially the same as the prevailing terms for comparable transactions of other customers.

                      INVESTMENT ADVISORY, ADMINISTRATION,
                    SERVICING AND DISTRIBUTION ARRANGEMENTS

         General. Bradford Capital Management, Ltd. serves as the investment adviser for the Fund. The Adviser is a Tennessee limited partnership. J.C.B. Financial Services, Inc. acts as the general partner to the Adviser (the "General Partner") and J. C. Bradford & Co. LLC ("Bradford" or the "Distributor"), the Fund's distributor, is the Adviser's limited partner.

         The General Partner is a wholly owned subsidiary of Bradford & Co., Incorporated ("Bradford Incorporated"). Bradford Incorporated, through the General Partner and other subsidiaries, is engaged in various aspects of the financial services industry. All of the outstanding voting securities of Bradford Incorporated are owned by various partners of Bradford. Bradford is an investment firm which conducts a substantial brokerage and investment banking business and also acts as the distributor of the Fund.

         Advisory Agreement. The advisory services provided by the Adviser, the fees received by it for such services and applicable expense limitations are described in the Prospectus. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated January 12, 1989. The Investment Advisory Agreement is hereinafter referred to as the Advisory Contract.

         As required by various state regulations, the Adviser will reimburse the Fund if and to the extent that the aggregate operating expenses of the Fund exceed applicable state limits for the fiscal year, to the extent required by such state regulations. Currently, the Fund is not subject to any such limitations.

         The Fund bears all of its own expenses not specifically assumed by the Adviser. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser and the administrator, fees and expenses of directors who are not affiliated with the Adviser, taxes, interest, legal fees, custodian and transfer agency fees, auditing fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Money Fund and its shares for distribution under Federal and state securities laws, expenses of preparing, printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and directors' and officers' liability insurance premiums, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser.

         Under the Advisory Contract, the Adviser will not be liable for any error of judgment, or act or omission, or mistake of law or for any loss suffered by the Fund in connection with the perfor-mance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

         The Adviser has licensed the name "Bradford" to the Fund on a royalty-free basis and the Adviser has reserved to itself the right to grant the non-exclusive right to use the name "Bradford" to any other person. At such time as the Advisory Contract is no longer in effect, the Adviser may require the Fund to cease using the name "Bradford."

         The Advisory Contract provides that the Adviser may render similar services to others so long as its services under such Contract are not impaired thereby.

         The Advisory Contract was last approved with respect to the Fund on October 15, 1996, by a vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Contract was also approved by the Fund's shareholders at their first meeting held on October 18, 1989. The Advisory Contract will, unless sooner terminated pursuant to its terms, continue in effect until January 12, 1998, and thereafter for successive one year periods so long as it is approved annually (a) by a majority of the directors who are not parties to the Advisory Contract or "interested persons" of the Company or of the Adviser, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the Board of Directors of the Company or by a vote of holders of a majority of outstanding shares (as defined in "DESCRIPTION OF SHARES") of the Fund. The Advisory Contract is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding shares of the Fund (as so defined), at any time without penalty, on 60 days' written notice to the Adviser. The Advisory Contract may also be terminated by the Adviser on 60 days' written notice to the Company. The Advisory Contract terminates automatically in the event of assignment thereof as defined in the 1940 Act.

         For the fiscal years ended December 31, 1994, 1995 and 1996, the Adviser's fees under the Advisory Contract were $2,821,994, $3,359,005 and $4,309,221, respectively. The Adviser may, from time to time, voluntarily waive all or a portion of its investment advisory fees. For the years ended December 31, 1995 and 1996, the Adviser waived $2,131 and $79,731, respectively, which were payable to it under the Advisory Contract. Such fee waiver causes the yield of the Fund to be higher than it would be in the absence of such a waiver.

         Custodian, Transfer Agency and Administration Agreements. PNC Bank, N.A. ("PNC"), 17th and Chestnut Streets, Philadelphia,

Pennsylvania 19103, is custodian of the Fund's assets pursuant to a Custodian Agreement dated January 13, 1989 (the "Custodian Agreement"). Under the Custodian Agreement, PNC (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities for the account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to the Company's Board of Directors concerning the Fund's operations. PNC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PNC remains responsible for the performance of all duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian.

         Bradford serves as the transfer and dividend disbursing agent for the Fund's shares pursuant to a Transfer Agency Agreement dated April 26, 1991, as amended as of February 22, 1993 (the "Transfer Agency Agreement"), under which Bradford (a) issues and redeems shares of the Fund, (b) pays or arranges for the payment of dividends and distributions, (c) addresses and mails communications by the Fund to record owners of shares, including reports to shareholders and proxy materials for its meetings of shareholders, (d) maintains shareholder accounts and, if requested, sub-accounts, and (e) makes periodic reports to the Company's Board of Directors concerning the operations of the Fund. The Fund pays Bradford a fee at an annual rate of $11.50 for each active Fund account, in addition to the following fees: check writing fee of $.25 per check; $7.50 for each stop payment (paid by shareholder); $15.00 per return of check for nonsufficient funds (paid by shareholder); and $2.00 per check copy (paid by shareholder). In addition, the Fund reimburses Bradford for its payment of the following expenses: toll free telephone lines (if required by the Fund), envelopes, checks, postage, hardware and telephone lines for remote terminals (if required by the Fund), certificate issuance fees, microfiche and microfilm, and proxy solicitation expenses (if required by the Fund).

         PFPC, an affiliate of PNC and a wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, serves as administrator to the Fund pursuant to an Administration and Accounting Services Agreement dated January 13, 1989, as amended (the "Administration Agreement"), under which PFPC provides various administrative and accounting services. These services include (a) maintenance of the Fund's books and records, (b) preparation of regulatory filings and shareholder reports, (c) computation of net asset values and daily dividends, (d) accounting with respect to income and expense items, cash balances, market value, yield, portfolio turnover and average maturity of the Fund and its assets, (e) preparation of financial statements and tax returns, and (f) reconciliation of trades. For its services to the Fund under the Administration Agreement, PFPC receives a fee computed as described in the Prospectus, subject to a minimum fee of $8,333 per month.

         For the fiscal years ended December 31, 1994, 1995 and 1996, the fees of PFPC as administrator to the Fund were $478,203, $493,829 and $521,057, respectively.

         Distribution Agreement. Pursuant to the terms of the Distribution Agreement dated January 12, 1989 (the "Distribution Contract"), entered into between Bradford and the Company on behalf of the Fund, and a Plan of Distribution (the "Plan"), which was adopted and the continuation of which has been approved in the manner prescribed by Rule 12b-1 under the 1940 Act, Bradford uses its best efforts to distribute the shares of the Fund, and Bradford is reimbursed for certain current distribution expenses as described in the Prospectus.

         The Plan was last approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements relating to the Plan ("Rule 12b-1 directors"), on October 15, 1996. In approving the Plan, the Company's directors concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the 1940 Act, that there is a reasonable likelihood that the Plan and the services provided to the Fund pursuant thereto will benefit the Fund and its shareholders. The Plan was also approved by the Fund's shareholders on October 18, 1989.

         Among other things, the Plan provides that: (a) Bradford is required to submit quarterly reports to the directors of the Company (which are reviewed by the directors) regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (b) the Plan will continue in effect only so long as it is approved at least annually by the Company's Board of Directors, including the Rule 12b-1 directors, and any material amendment thereto is approved by the Company's Board of Directors, including the Rule 12b-1 directors, acting in person at a meeting called for such purpose; (c) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined in "DESCRIPTION OF SHARES") and (d) while the Plan remains in effect, the selection and nomination of the Company's directors who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of the directors who are not interested persons of the Company.

         For the fiscal year ended December 31, 1996, the Fund reimbursed Bradford for distribution expenses totalling $2,318,922. Bradford's distribution expenses for the Fund consisted principally of the following: allocated expenses of Bradford's money fund operations department; allocated expenses of Bradford's branch office overhead; allocated expenses of Bradford's financial services department, including mutual fund sales; statement processing; allocated expenses of management sales and branch administration, marketing and training departments; and compensation paid to account executives. Directors and officers of the Company who are affiliated with Bradford may have a direct or indirect financial interest in the operation of the Plan. No director of the Company who is not an "interested person" of the Company (as defined in the 1940 Act) has any such financial interest. Bradford may, from time to time, voluntarily waive all or a portion of the fees payable to it under the Plan. For the year ended December 31, 1996, Bradford waived $1,373 which were payable to it under the Plan. Such fee waiver will cause the yield of the Fund to be higher than it would be in the absence of such a waiver.

                             PORTFOLIO TRANSACTIONS

         The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers or dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions are typically effected with dealers acting as principal for their own account. The Fund did not pay any brokerage commissions during the three most recent fiscal years.

         In determining which brokers to use for the portfolio transactions effected on an agency basis, the Adviser will attempt to obtain the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In so selecting brokers, the Adviser may consider a number of factors, including, but not limited to, the skill of the firm's securities traders and the firm's financial responsibility and administrative efficiency.

         When consistent with these objectives, brokerage may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. In the event portfolio transactions are effected with brokers or dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these trans-actions. These services may indirectly benefit not just the Fund but also other accounts which the Adviser may manage.

         The Adviser is authorized to cause the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged if the Adviser determines that such amount of commission is reasonable in relation to the overall quality of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Under the terms of the Advisory Contract, the Fund may not pay any compensation in the form of brokerage commissions to the Distributor (1) which would exceed the amount permitted under Section 17(e) of the 1940 Act and the rules and regulations thereunder or (2) for research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In payment of brokerage commissions to the Distributor acting as agent in over-the-counter transactions, the Adviser intends to comply with Section 17(e)(2)(C) of the 1940 Act which requires that such commissions not exceed one percent of the purchase or sale price of the securities involved.

         The Fund purchases only securities with remaining maturities of 397 days (13 months) or less and may attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yield in different segments of the high-grade money market or among particular instruments within the same segment of the market. Accordingly, its portfolio turnover rate may be relatively high. However, because brokerage commissions are not normally paid with respect to investments made by the Fund, the turnover rate should not materially adversely affect the Fund's net asset value or net income.

         Investment decisions for the Fund and for other investment accounts that the Adviser may manage in the future, including other portfolios which may be created by the Company, will be made independently of each other in the light of differing investment objectives or circumstances. However, the same investment decision may be made for two or more of such accounts. In such cases, purchases or sales will be averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Company's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that the Adviser not participate in or benefit from the sale to the Fund.

         The Fund has from time to time during 1996 held securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies, including those of Ford Motor Credit Corp., Goldman Sachs & Co. and Merrill Lynch & Co., Inc. At December 31, 1996, the Fund held the following amounts of commercial paper or notes of Ford Motor Credit Corp., Goldman Sachs & Co. and Merrill Lynch & Co., Inc.: $53,158,249, $4,941,407 and $59,103,353, respectively.

                      PURCHASE AND REDEMPTION INFORMATION

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder will incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

         Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

                              VALUATION OF SHARES

         The method for determining the net asset value per share of the Fund is summarized in the Prospectus under the heading "DETERMINATION OF NET ASSET VALUE." The Fund intends to use its best efforts to maintain its net asset value of $1.00 per share. Net asset value per share, the value of an individual share in the Fund, is computed by dividing the Fund's net assets by the number of its outstanding shares. The Fund's "net assets" equal the value of the Fund's investments and other securities less its liabilities. The Fund's net asset value per share is computed twice each day, once at 12:00 noon Eastern time and once as of the close of trading (currently 4:00 p.m. Eastern time) on the NYSE on each day, Monday through Friday, when the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are both open for business.

         The Fund calculates the value of its portfolio securities by using the amortized cost method of valuation in accordance with Rule 2a-7 under the 1940 Act. Under this method, the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Fund would receive if the security were sold prior to maturity. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Fund may have to sell portfolio securities prior to maturity and at a price which might be lower than their value under the amortized cost method of valuation.

         Pursuant to Rule 2a-7, the Board of Directors of the Company has determined, in good faith, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Directors believes that it fairly reflects net asset value per share calculated using market quotations. In accordance with Rule 2a-7, the Board of Directors of the Company has, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, established written procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share, calculated using available market quotations (or an appropriate substitute which reflects current market conditions), from the Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. The Fund will, in further compliance with Rule 2a-7, maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value and not exceeding 90 days; will not purchase any instrument with a remaining maturity of greater than 397 days (thirteen months); will limit its portfolio investments to those U.S. dollar-denominated instruments which the Adviser, pursuant to the procedures established by the Board, determines present minimal credit risks and which are Eligible Securities (as defined in Rule 2a-7); will generally limit its investment in the securities of any one issuer to no more than five percent of the Fund's assets, measured at the time of purchase; will limit its investment in securities which are Second Tier Securities (as defined in Rule 2a-7) to no more than five percent of the Fund's assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of one million dollars or one percent of the Fund's assets; will, in the event that a portfolio security goes into default or the rating of a portfolio security is downgraded so that it no longer is an Eligible Security, and in certain other circumstances, reassess promptly whether the security presents minimal credit risks, determine whether continuing to hold the security is in the best interest of the Fund, and record such actions in the Fund's records; will notify the SEC if it holds defaulted securities which amount to one half of one percent or more of the Fund's assets; and will record, maintain and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

         In determining the approximate market value of portfolio investments, the Fund may use outside organizations, which may-use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.

                            PERFORMANCE INFORMATION

         The Fund's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Fund are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar-day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         The yield for the seven day period ending December 31, 1996, for the Fund was 4.66%, and the effective yield for the same period was 4.77%.

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of the Fund will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield and whether there are any special account charges which may reduce the effective yield.

         The yields on certain obligations, including the money market instruments in which the Fund invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings issued by Moody's Investors Service and Standard & Poor's Corporation represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Fund, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, the Adviser will consider whether the Fund should continue to hold the obligation.

         From time to time, in advertisements or in reports to shareholders, the yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives. For example, the yield of the Fund may be compared to the IBC Financial Data, Inc.'s Money Fund Averages, which are averages compiled by IBC Financial Data, Inc.'s Money Fund Report of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by

Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds.

                                     TAXES

         The Fund has qualified, and intends to remain qualified, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is generally not subject to U.S. Federal income tax on its income and gains distributed to shareholders, provided the Fund distributes to its shareholders at least 90% of its net investment income (i.e., net income exclusive of net long-term capital gains) each year.

         To so qualify, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains (without, in most cases, deduction for losses) from the sale or other disposition of stock, securities, options, futures, forward contracts or foreign currencies held for less than three months; and (iii) diversify its investments so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its assets is represented by cash, cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than the U.S. Government). In addition, to utilize the tax provisions specially applicable to regulated investment companies, the Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year and 90% of its interest income which is excludable from income under Section 103(a) of the Code. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         As described in the Prospectus under "Taxes," shareholders (other than tax-exempt shareholders) are subject to federal income tax on distributions of income and capital gains, regardless of whether they reinvest such distributions in shares of the Fund. Distributions of net investment income are taxable to shareholders as ordinary income. The Fund does not intend to make distributions that will be eligible for the corporate dividends received deduction. Distributions of net capital gains (the excess of net long-capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held. The net capital gains of the Fund are expected to be minimal. Shareholders will be advised annually as to the federal tax status, as capital gain or ordinary income, of distributions made by the Fund during the year.

         Any gain or loss realized upon a taxable disposition of Fund shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Any loss realized upon a taxable disposition of Fund shares may be deferred if other Fund shares are purchased (under the dividend reinvestment plan or otherwise) within 30 days before or after the disposition.

         The Fund may acquire certain securities at a discount. Current federal income tax law requires that a holder (such as the Fund) of such a security include in taxable income a portion of the discount which accrues on such security during the tax year even if the Fund receives no payment in cash on the security during the year. As a regulated investment company, the Fund must pay out 90% of its net investment income each year, will be subject to corporate-level tax to the extent it does not distribute all its income and gains, and will be subject to a 4% excise tax if the additional distribution requirement described below is not met. The foregoing rules would apply with respect to any accrued discount included in the Fund's income, even though the Fund may not receive cash corresponding to the accrued discount. Distributions will be made from the cash assets of the Fund or by liquidating portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales, and any gain so realized would also need to be distributed.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income and gains will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. However, additional federal income taxes may be imposed on the Fund if it requalifies in a subsequent taxable year as a regulated investment company.

         A non-deductible 4% excise tax will be imposed on the Fund to the extent the Fund does not distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund's actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years. The Fund intends to distribute its income and gains in a manner so as to avoid the imposition of such 4% excise tax.

         For purposes of applying the distribution requirements described above, and for purposes of determining the taxable income of shareholders each year, dividends declared by the Fund in October, November or December of a year, payable to shareholders as of a record date in such a month, and paid during the following January, will be treated for Federal income tax purposes as paid by the Fund and received by shareholders as of December 31 of the calendar year declared.

         Federal income tax is required to be withheld at the rate of 31% of all taxable distributions payable to shareholders, including the proceeds of any redemptions, who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, which are subject to change by legislative or administrative action. No determination can be made as to whether future legislation addressing the federal income tax consequences to the Fund or its shareholders will be enacted.

         The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

         Distributions to shareholders may also be subject to state and local taxes, depending on each shareholder's particular situation. Investors are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                             DESCRIPTION OF SHARES

         The Adviser provided the initial capital for the Fund by purchasing 100,000 shares for $100,000. Such shares were acquired for investment and were redeemed on February 23, 1994. The organizational expenses of the Fund have been borne by the Fund and were amortized over a 60-month period and if in the future additional portfolios are offered by the Company, the organizational expenses will be allocated among the portfolios in a manner deemed equitable by the Board of Directors. As of April 17, 1997, to the Fund's knowledge no person held beneficially 5% or more of the outstanding shares of the Fund, and the directors and officers of the Company as a group owned less than 1% of such outstanding shares. All of the Fund's outstanding shares were then owned of record by Bradford.

         As a general matter, the Fund will not hold annual or other meetings of shareholders. Under the Company's Articles of Incorporation and By-Laws, an annual meeting of shareholders is not required to be held in any year in which the Fund is not required under the 1940 Act to submit for shareholder approval
(i) the election of director(s), (ii) any contract with an investment adviser or principal underwriter (as such terms are defined in the 1940 Act) or any renewal or amendment thereof, or (iii) the selection of the Fund's independent public accountants. Each duly elected director serves until the election and qualification of his successor, if any, or until such director sooner dies, resigns, retires or is removed by the shareholders. Under certain circumstances shareholders have the right to call for a meeting of shareholders to consider the removal of one or more directors. The Company will assist in shareholder communication in such matters.

         Should the Fund in the future offer shares of one or more other portfolios, the Articles of Incorporation provide that on any matter submitted to a vote of the shareholders of the Company, all shares entitled to vote, irrespective of portfolio, would be voted in the aggregate and not by portfolio except that (a) as to any matter with respect to which a separate vote of any portfolio is required by the 1940 Act (such as the Fund's Rule 12b-1 Plan) or other applicable law, such requirements as to a separate vote by that portfolio would apply in lieu of the aggregate voting as described above, and (b) as to any matter which does not affect the interest of all portfolios, only shareholders of the affected portfolio or portfolios would be entitled to vote thereon.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined below) of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, such Rule exempts the selection of independent public accountants and the election of directors from its separate voting requirements.

         As used in the Prospectus and in this Statement of Additional Information, the term "majority of the outstanding shares" of the Company or a particular portfolio of the Company means the vote of the lesser of (i) 67% or more of the shares of the Company or such portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Company or such portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such portfolio.

         For information relating to possible mandatory redemption of shares at the election of the Fund, see the discussion under "PURCHASE AND REDEMPTION OF SHARES -- Redemption Procedures" in the Prospectus.

                                 MISCELLANEOUS

         Counsel. The law firm of Baker & Hostetler LLP, Washington Square, Suite 1100, 1050 Connecticut Avenue, N.W., Washington, D.C. 20036-5304, serves as counsel to the Company and will pass upon the legality of the shares offered hereby.

         Independent Auditors. Deloitte & Touche LLP, Third National Financial Center, Nashville, Tennessee 37219, serves as the Company's independent auditors. The financial statements of the Fund appearing in this Statement of Additional Information have been audited by Deloitte & Touche LLP, as set forth in their report appearing elsewhere herein, and have been included in reliance on their report given on their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

                            THE BRADFORD FUNDS, INC.

                            THE BRADFORD MONEY FUND

                            Statement of Net Assets
                               December 31, 1996

                                                    PERCENTAGE                 PAR
                                                   OF PORTFOLIO   MATURITY    (000)         VALUE
                                                   ------------   --------   --------   --------------
AGENCY OBLIGATIONS...............................        20.3%
     Federal Home Loan Bank
               5.22%                                              01/09/97   $ 9,000    $    8,989,560
               5.30%                                              01/16/97     2,000         1,999,980
               6.90%                                              02/24/97     1,000         1,001,642
               5.36%                                              02/25/97    15,000        14,877,167
               5.35%                                              03/20/97    10,000         9,884,083
     Federal Home Loan Mortgage Corporation
               7.75%                                              01/27/97    15,000        15,021,450
               5.23%                                              02/07/97    18,325        18,226,498
               5.23%                                              03/05/97    14,000        13,871,988
               5.29%                                              03/10/97     5,500         5,445,043
               5.29%                                              03/17/97    15,173        15,005,939
               5.31%                                              03/17/97    13,500        13,350,656
               5.30%                                              03/19/97    19,000        18,784,614
               5.31%                                              03/21/97    18,500        18,284,429
               5.34%                                              03/25/97    16,500        16,296,857
     Federal National Mortgage Association
               7.68%                                              01/27/97     5,000         5,008,623
               5.23%                                              01/29/97    16,000        15,934,978
               5.36%                                              02/27/97     9,500         9,419,377
               5.22%                                              03/06/97    14,000        13,870,080
               5.34%                                              03/12/97    11,140        11,024,330
               5.28%                                              03/13/97    14,500        14,349,007
               5.05%                                              03/14/97    10,000         9,993,362
                                                                                        --------------
                    TOTAL AGENCY OBLIGATIONS                                               250,639,663
                                                                                        --------------
COMMERCIAL PAPER.................................        74.0%
Agriculture......................................         3.7%
     Cargill, Inc. (A-1+, P-1)
               5.27%                                              01/15/97    19,000        18,961,061
               5.28%                                              02/05/97    16,500        16,415,300
               5.28%                                              03/12/97     5,000         4,948,667
     Golden Peanuts Co. (A-1+, P-1)
               5.31%                                              01/13/97     5,000         4,991,150
                                                                                        --------------
                                                                                            45,316,178
                                                                                        --------------
Automobiles......................................         1.4%
     Daimler-Benz (A-1, P-1)
               5.32%                                              01/28/97    11,000        10,956,110
               5.32%                                              02/07/97     6,500         6,464,459
                                                                                        --------------
                                                                                            17,420,569
                                                                                        --------------

                See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.

                            THE BRADFORD MONEY FUND

                     Statement of Net Assets -- (Continued)
                               December 31, 1996

                                                    PERCENTAGE                 PAR
                                                   OF PORTFOLIO   MATURITY    (000)         VALUE
                                                   ------------   --------   --------   --------------
Chemicals........................................         2.8%
     Dupont (E.I.) de Nemours & Co. (A-1+, P-1)
               5.27%                                              01/10/97   $ 6,000    $    5,992,095
               5.34%                                              01/21/97    14,000        13,958,467
               5.26%                                              02/06/97    15,000        14,921,100
                                                                                        --------------
                                                                                            34,871,662
                                                                                        --------------
Communications...................................         2.4%
     Knight-Ridder, Inc. (A-1+, P-1)
               5.30%                                              01/07/97    20,000        19,982,333
               5.30%                                              03/20/97     9,800         9,687,463
                                                                                        --------------
                                                                                            29,669,796
                                                                                        --------------
Electronics......................................         2.6%
     Avnet, Inc. (A-1, P-1)
               5.33%                                              01/23/97    10,000         9,967,427
               5.42%                                              02/14/97    10,000         9,933,756
               5.48%                                              02/28/97     7,000         6,938,198
               5.34%                                              03/14/97     5,000         4,946,600
                                                                                        --------------
                                                                                            31,785,981
                                                                                        --------------
Entertainment....................................         5.1%
     Walt Disney Co., Inc. (A-1, P-1)
               5.35%                                              01/22/97    15,000        14,953,187
               5.27%                                              01/30/97    14,000        13,940,566
               5.39%                                              02/04/97    10,000         9,949,094
               5.25%                                              02/28/97     8,259         8,189,143
               5.25%                                              03/27/97    16,000        15,801,667
                                                                                        --------------
                                                                                            62,833,657
                                                                                        --------------
Finance..........................................        18.9%
     Ford Motor Credit Co. (A-1, P-1)
               5.31%                                              01/08/97    16,500        16,482,964
               5.31%                                              01/23/97    11,000        10,964,305
               5.31%                                              02/07/97     5,500         5,469,984
               5.29%                                              02/10/97     8,500         8,450,039
               5.27%                                              04/30/97    12,000        11,790,957
     General Electric Capital Corp. (A-1, P-1)
               5.39%                                              01/13/97    11,000        10,980,236
               5.30%                                              01/14/97    10,000         9,980,861
               5.32%                                              01/16/97     6,740         6,725,060
               5.30%                                              01/17/97    10,000         9,976,444
               5.32%                                              01/17/97     4,560         4,549,218
               5.30%                                              01/27/97     2,000         1,992,344

                See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.

                            THE BRADFORD MONEY FUND

                     Statement of Net Assets -- (Continued)
                               December 31, 1996

                                                    PERCENTAGE                 PAR
                                                   OF PORTFOLIO   MATURITY    (000)         VALUE
                                                   ------------   --------   --------   --------------

Finance -- (Continued)
               5.31%                                              02/10/97   $ 6,000    $    5,964,600
               5.30%                                              02/14/97     1,500         1,490,283
               5.31%                                              03/25/97    11,000        10,865,333
     J. C. Penney Funding Corp. (A-1, P-1)
               5.31%                                              01/31/97    14,000        13,938,050
     Met Life Funding Corp. (A-1+, P-1)
               5.29%                                              01/09/97    15,000        14,982,366
               5.29%                                              01/24/97    13,000        12,956,064
               5.27%                                              02/10/97    14,000        13,918,022
               5.25%                                              03/14/97    15,000        14,842,500
     USAA Capital Corp. (A-1+, P-1)
               5.30%                                              01/02/97     6,000         5,999,117
               5.30%                                              01/29/97     6,000         5,975,267
               5.26%                                              02/24/97    14,000        13,889,330
               5.28%                                              02/26/97    15,000        14,876,800
               5.29%                                              03/31/97     6,500         6,414,993
                                                                                        --------------
                                                                                           233,475,137
                                                                                        --------------
Financial Services...............................         8.3%
     Bear Stearns Companies, Inc. (A-1, P-1)
               5.30%                                              02/20/97    14,000        13,896,944
               5.30%                                              03/31/97     3,000         2,960,692
     C.S. First Boston, Inc. (A-1, P-1)
               5.33%                                              02/03/97    10,000         9,951,142
     Dean Witter, Discover & Co. (A-1, P-1)
               5.31%                                              01/22/97    11,500        11,464,379
     Goldman Sachs Group L.P. (A-1+, P-1)
               5.34%                                              03/21/97     5,000         4,941,407
     Merrill Lynch & Co., Inc. (A-1+, P-1)
               5.34%                                              01/03/97     9,000         8,997,330
               5.33%                                              01/24/97     1,500         1,494,892
               5.34%                                              02/11/97    12,000        11,927,020
               5.45%                                              02/18/97    11,000        10,920,067
               5.32%                                              03/03/97    24,500        24,279,146
               5.33%                                              03/10/97     1,500         1,484,898
                                                                                        --------------
                                                                                           102,317,917
                                                                                        --------------

                See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.

                            THE BRADFORD MONEY FUND

                     Statement of Net Assets -- (Continued)
                               December 31, 1996

                                                    PERCENTAGE                 PAR
                                                   OF PORTFOLIO   MATURITY    (000)         VALUE
                                                   ------------   --------   --------   --------------
Food.............................................         2.9%
     CPC International, Inc. (A-1, P-1)
               5.35%                                              02/19/97   $10,000    $    9,927,181
               5.43%                                              02/19/97     2,000         1,985,218
               5.29%                                              03/14/97    17,000        16,820,140
               5.30%                                              04/03/97     7,200         7,102,480
                                                                                        --------------
                                                                                            35,835,019
                                                                                        --------------
Household Items..................................         1.5%
     Procter & Gamble Co. (A-1+, P-1)
               5.27%                                              01/10/97     7,000         6,990,777
               5.28%                                              01/23/97     6,000         5,980,640
               5.25%                                              02/03/97     5,550         5,523,291
                                                                                        --------------
                                                                                            18,494,708
                                                                                        --------------
Industrial.......................................         3.9%
     RR Donnelley & Sons (A-1, P-1)
               5.31%                                              01/06/97    15,000        14,988,938
               5.32%                                              01/13/97    10,000         9,982,267
               5.28%                                              02/18/97     6,050         6,007,408
     Schering-Plough Corp. (A-1+, P-1)
               5.25%                                              03/11/97     4,700         4,652,706
               5.27%                                              03/11/97     3,000         2,969,698
               5.25%                                              06/17/97    10,366        10,113,545
                                                                                        --------------
                                                                                            48,714,562
                                                                                        --------------
Pharmaceutical...................................         2.1%
     Eli Lilly & Co. (A-1+, P-1)
               5.28%                                              01/28/97    22,000        21,912,880
     Warner Lambert Co. (A-1+, P-1)
               5.28%                                              01/15/97     4,500         4,490,760
                                                                                        --------------
                                                                                            26,403,640
                                                                                        --------------
Publishing.......................................         1.8%
     McGraw-Hill, Inc. (A-1, P-1)
               5.30%                                              01/14/97    11,335        11,313,306
               5.30%                                              03/04/97     5,842         5,788,676
               5.30%                                              03/21/97     5,400         5,337,195
                                                                                        --------------
                                                                                            22,439,177
                                                                                        --------------

                See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.

                            THE BRADFORD MONEY FUND

                     Statement of Net Assets -- (Continued)
                               December 31, 1996

                                                    PERCENTAGE                 PAR
                                                   OF PORTFOLIO   MATURITY    (000)         VALUE
                                                   ------------   --------   --------   --------------
Technology.......................................         5.0%
     Lucent Technologies (A-1, P-1)
               5.26%                                              02/13/97   $12,000    $   11,924,607
               5.29%                                              02/21/97     2,000         1,985,012
               5.25%                                              03/11/97    13,500        13,364,156
               5.28%                                              03/26/97     7,000         6,913,760
               5.28%                                              04/25/97     8,000         7,866,240
               5.28%                                              04/28/97    10,000         9,828,400
               5.28%                                              04/29/97    10,000         9,826,933
                                                                                        --------------
                                                                                            61,709,108
                                                                                        --------------
Telecommunications...............................         3.5%
     Ameritech Corp. (A-1+, P-1)
               5.29%                                              01/21/97    21,000        20,938,283
               5.29%                                              03/18/97    22,000        21,754,541
                                                                                        --------------
                                                                                            42,692,824
                                                                                        --------------
Utilities-Electric...............................         1.1%
     Southern California Edison Co. (A-1, P-1)
               5.34%                                              04/04/97    13,500        13,313,768
                                                                                        --------------
Utilities-Telephone..............................         7.0%
     Bell South Telecommunications (A-1+, P-1)
               5.28%                                              01/22/97    15,000        14,953,800
               5.26%                                              02/12/97     9,000         8,944,770
               5.28%                                              02/12/97    14,500        14,410,680
               5.27%                                              02/27/97    13,000        12,891,526
               5.32%                                              03/13/97    10,000         9,895,078
     U.S. West Communications Group (A-1, P-1)
               5.30%                                              01/09/97    10,000         9,988,222
               5.30%                                              01/10/97    14,600        14,580,655
                                                                                        --------------
                                                                                            85,664,731
                                                                                        --------------
                    TOTAL COMMERCIAL PAPER.......                                          912,958,434
                                                                                        --------------
U.S. TREASURY OBLIGATIONS........................         1.4%
     U.S. Treasury Notes
               6.50%                                              04/30/97    11,000        11,031,672
               6.50%                                              05/15/97     6,500         6,519,684
                                                                                        --------------
                    TOTAL U.S. TREASURY OBLIGATIONS                                         17,551,356
                                                                                        --------------

                See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.

                            THE BRADFORD MONEY FUND

                     Statement of Net Assets -- (Concluded)
                               December 31, 1996

                                                    PERCENTAGE                 PAR
                                                   OF PORTFOLIO   MATURITY    (000)         VALUE
                                                   ------------   --------   --------   --------------
VARIABLE RATE OBLIGATIONS........................         3.9%
     Federal Home Loan Bank Notes
               5.78%                                              01/02/97   $10,000    $   10,000,000
               5.75%                                              03/31/97     3,500         3,498,436
     Federal National Mortgage Association Notes
               5.18%                                              03/14/97     5,000         5,000,000
     Student Loan Marketing Association Notes
               5.41%                                              01/07/97     5,000         4,999,124
               5.44%                                              01/07/97     2,225         2,221,183
               5.57%                                              01/07/97     4,000         3,999,007
     Bear Stearns (A-1, P-1)
               5.66%                                              01/15/97    10,000        10,000,000
               5.72%                                              01/31/97     8,000         8,000,000
                                                                                        --------------
                    TOTAL VARIABLE RATE OBLIGATIONS                                         47,717,750
                                                                                        --------------
TOTAL INVESTMENTS................................        99.6%                           1,228,867,203
     (Amortized Cost $1,228,867,203)*
OTHER ASSETS IN EXCESS OF LIABILITIES............         0.4%                               5,454,212
                                                    ----------                          --------------
NET ASSETS.......................................       100.0%                          $1,234,321,415
                                                    ==========                          ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
  (1,234,321,415 / 1,234,335,754)                                                                $1.00
                                                                                        ==============

---------------
* Also cost for Federal Income Tax purposes.

                See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.

                            THE BRADFORD MONEY FUND

                            Statement of Operations
                      For the Year Ended December 31, 1996

INVESTMENT INCOME
     Interest...............................................  $63,355,525
                                                              -----------
EXPENSES
     Advisory fees..........................................    4,309,221
     Administration fees....................................      521,057
     Distribution fees......................................    2,318,922
     Directors' fees........................................       56,000
     Custodian fees.........................................      134,528
     Transfer agent fees....................................    1,250,560
     Legal fees.............................................       40,000
     Audit fees.............................................       20,500
     SEC registration fees..................................       59,187
     Blue sky registration fees.............................       65,000
     Insurance expense......................................       23,867
     Printing and Postage fees..............................      190,116
     Miscellaneous fees.....................................       25,000
                                                              -----------
          TOTAL EXPENSES....................................    9,013,958
     Waiver of Advisory and Distribution Fees...............      (81,104)
                                                              -----------
          NET EXPENSES......................................    8,932,854
                                                              -----------
NET INVESTMENT INCOME.......................................   54,422,671
NET REALIZED LOSS ON INVESTMENTS............................         (139)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $54,422,532
                                                              ===========

                See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.

                            THE BRADFORD MONEY FUND

                      Statements of Changes in Net Assets

                                                                FOR THE YEAR        FOR THE YEAR
                                                                    ENDED               ENDED
                                                              DECEMBER 31, 1996   DECEMBER 31, 1995
                                                              -----------------   -----------------
Increase in Net Assets:
  Operations:
     Net investment income..................................   $    54,422,671     $    45,828,662
     Net realized loss on investments.......................              (139)               (864)
                                                               ---------------     ---------------
     Net increase in net assets resulting from operations...        54,422,532          45,827,798
                                                               ---------------     ---------------
  Dividends to shareholders from:
     Net investment income ($.0468 and $.0515 per share,
       respectively)........................................       (54,422,671)        (45,828,662)
                                                               ---------------     ---------------
  Total dividends to shareholders...........................       (54,422,671)        (45,828,662)
                                                               ---------------     ---------------
  Capital Stock Transactions:
     Proceeds from sale of capital shares...................     5,268,446,578       4,174,590,024
     Value of shares issued in reinvestment of dividends....        51,941,658          43,866,080
     Cost of shares repurchased.............................    (5,095,436,397)     (3,886,262,837)
                                                               ---------------     ---------------
     Increase in net assets derived from capital stock
       transactions.........................................       224,951,839         332,193,267
                                                               ---------------     ---------------
  Total increase in assets..................................       224,951,700         332,192,403
                                                               ---------------     ---------------
Net Assets:
  Beginning of year.........................................     1,009,369,715         677,177,312
                                                               ---------------     ---------------
  End of year...............................................   $ 1,234,321,415     $ 1,009,369,715
                                                               ===============     ===============

                See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.

                            THE BRADFORD MONEY FUND

                              Financial Highlights
                 (for a share outstanding through each period)

                                                   FOR THE         FOR THE         FOR THE         FOR THE        FOR THE
                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                     1996            1995            1994            1993           1992
                                                 ------------    ------------    ------------    ------------   ------------
Net Asset Value, Beginning of Year.............   $     1.00      $     1.00       $   1.00        $   1.00       $   1.00
                                                  ----------      ----------       --------        --------       --------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income........................        .0468           .0515          .0343           .0247          .0308
  Net Realized Gain on Investments.............           --              --             --              --          .0001
                                                  ----------      ----------       --------        --------       --------
        Total From Investment Operations.......        .0468           .0515          .0343           .0247          .0309
                                                  ----------      ----------       --------        --------       --------
LESS DISTRIBUTIONS:
  Dividend to Shareholders from Net Investment
    Income.....................................       (.0468)         (.0515)        (.0343)         (.0247)        (.0308)
  Dividend to Shareholders from Net Realized
    Gains......................................           --              --             --              --         (.0001)
                                                  ----------      ----------       --------        --------       --------
        Total Distributions....................       (.0468)         (.0515)        (.0343)         (.0247)        (.0309)
                                                  ----------      ----------       --------        --------       --------
Net Asset Value, End of Year...................   $     1.00      $     1.00       $   1.00        $   1.00       $   1.00
                                                  ==========      ==========       ========        ========       ========
TOTAL RETURN...................................         4.78%           5.28%          3.48%           2.50%          3.13%
RATIO/SUPPLEMENT DATA:
  Net Assets, End of Year (in thousands).......   $1,234,321      $1,009,370       $677,177        $719,337       $652,622
    Ratio of Expenses to Average Daily Net
      Assets...................................          .77%(a)         .80%(a)        .80%(a)          81%(a)        .85%
    Ratio of Net Investment Income to Average
      Daily Net Assets.........................         4.68%(a)        5.15%(a)       3.39%(a)        2.47%(a)       3.08%

---------------

(a) During the period a portion of the Advisory and Distribution fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the Ratio of Expenses to Average Daily Net Assets would have been .78%, .81%, .83% and .84%, respectively, and the Ratio of Net Investment Income to Average Daily Net Assets would have been 4.67%, 5.14%, 3.36% and 2.44%, respectively.

                See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.

                            THE BRADFORD MONEY FUND

                         Notes to Financial Statements
                               December 31, 1996

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Bradford Funds, Inc, (the "Company"), an open-end, diversified management investment company, was incorporated in Maryland on October 26, 1988. The Company is authorized to issue 1.5 billion shares of multiple portfolios. The Company is currently offering shares of one portfolio, The Bradford Money Fund (the "Fund"). The only transaction occurring in the Fund between the date of incorporation and the commencement of operations was the sale and issuance of 100,000 shares of capital stock for $100,000 to Bradford Capital Management, Ltd. ("Bradford Capital Management"), the Fund's investment adviser, on January 10, 1989. The investment objective of the Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve this objective by investing in high quality, U.S. dollar-denominated instruments, such as short-term U.S. Government securities, bank certificates of deposit, commercial paper and repurchase agreements. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

     A) SECURITY VALUATION -- Portfolio securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity of the security. The Fund seeks to maintain net asset value per share at $1.00.

     B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis.

     C) DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, will be distributed at least annually.

     D) FEDERAL INCOME TAXES -- The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and Federal excise taxes. Therefore, no provision has been recorded for Federal income or Federal excise taxes.

     E) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.

                            THE BRADFORD FUNDS, INC.

                            THE BRADFORD MONEY FUND

                  Notes to Financial Statements -- (Continued)
                               December 31, 1996

NOTE 2 -- INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND TRANSFER AGENCY AGREEMENTS

     The Fund has entered into an investment advisory agreement with Bradford Capital Management. J.C.B. Financial Services, Inc. acts as the general partner to the adviser and J.C. Bradford & Co. L.L.C., a Tennessee limited liability company ("Bradford"), is the adviser's limited partner. The general partner is a wholly owned subsidiary of Bradford & Co., Incorporated. The Fund has also entered into an Administration and Accounting Services Agreement with PFPC Inc. ("PFPC"), and distribution and transfer agency agreements with Bradford.

     For the advisory services provided and expenses assumed by it, Bradford Capital Management is entitled to receive from the Fund a fee, computed daily and payable monthly, at an annual rate of .40% of the first $500 million of the Fund's daily net assets and .35% of the daily net assets of the Fund in excess of $500 million. Bradford Capital Management may, in its discretion from time to time, waive voluntarily all or any portion of its advisory fee or reimburse the Fund for a portion of the expenses of its operations. Bradford Capital Management has agreed to waive indefinitely a portion of its advisory fee such that it is receiving .30% of the Fund's average daily net assets in excess of $1 billion. For the year ended December 31, 1996, such waivers amounted to $79,731. Advisory fees, before such waiver amounted to $4,309,221 for the year ended December 31, 1996.

     As required by various state regulations, Bradford Capital Management will reimburse the Fund if and to the extent that the aggregate operating expenses of the Fund exceed applicable state limits for the first fiscal year. Currently, the most restrictive of such applicable limits known to the Fund is 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of the remaining average annual net assets. Certain expenses such as brokerage commissions, taxes, interest, and extraordinary items are excluded from this limitation. No such reimbursements were required for the year ended December 31, 1996.

     For the administration services provided, PFPC is entitled to receive from the Fund a fee, computed daily and payable monthly, at an annual rate of .10% of the first $200 million of daily net assets; .075% of the next $200 million of daily net assets; .05% of the next $200 million of daily net assets; .025% of the next $100 million of daily net assets; and .01% of the daily net assets in excess of $700 million. Such fees amounted to $521,057 for the year ended December 31, 1996.

     The Fund has adopted a Plan of Distribution and pursuant thereto has entered into an agreement under which the distributor, Bradford, is entitled to receive from the Fund reimbursement of its distribution costs at an annual rate of up to .20% of daily net assets. Bradford may, in its discretion from time to time, waive voluntarily all or any portion of its distribution fees. For the year ended December 31, 1996, Bradford agreed voluntarily to reduce the amount of its Rule 12b-1 fees to the extent necessary to cause the Fund's total expenses not to exceed .80% of average net assets. Waivers during the year amounted to $1,373. Distribution fees, before such waiver amounted to $2,318,922 for the year ended December 31, 1996.

     For the transfer agency services provided, Bradford is entitled to receive a fee, computed and paid monthly, at an annual rate of $11.50 per active account.

                            THE BRADFORD FUNDS, INC.

                            THE BRADFORD MONEY FUND

                  Notes to Financial Statements -- (Concluded)
                               December 31, 1996

NOTE 3 -- CAPITAL STOCK

     Transactions in capital stock of the Fund were as follows:

                                                              FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                              DECEMBER 31, 1996     DECEMBER 31, 1995
                                                              ------------------    ------------------
Shares sold.................................................     5,268,446,578         4,174,590,024
Shares issued in connection with reinvestment of dividends
  from net investment income................................        51,941,658            43,866,080
Shares redeemed.............................................    (5,095,436,397)       (3,886,262,837)
                                                               ---------------       ---------------
Net increase................................................       224,951,839           332,193,267
                                                               ===============       ===============

NOTE 4 -- NET ASSETS

     Net assets consisted of the following:

                                                              DECEMBER 31, 1996     DECEMBER 31, 1995
                                                              ------------------    ------------------
Capital stock, at par.......................................   $     1,234,336       $     1,009,384
Paid-in capital in excess of par............................     1,233,101,418         1,008,374,531
Net accumulated realized capital loss.......................           (14,339)              (14,200)
                                                               ---------------       ---------------
                                                               $ 1,234,321,415       $ 1,009,369,715
                                                               ===============       ===============

                          INDEPENDENT AUDITORS' REPORT

Shareholders and Board of Directors
The Bradford Funds, Inc.
The Bradford Money Fund

     We have audited the accompanying statement of net assets of The Bradford Funds, Inc., The Bradford Money Fund as of December 31, 1996 and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Bradford Funds, Inc., The Bradford Money Fund as of December 31, 1996, the results of its operations, changes in its net assets and the financial highlights for the respective stated years in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Nashville, Tennessee
January 17, 1997

                                    APPENDIX

                            COMMERCIAL PAPER RATINGS


                 Standard & Poor's Corporation. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

                 Moody's Investors Service, Inc. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1 Superior capacity for repayment of short-term promissory obligations.

         Prime-2 Strong capacity for repayment of short-term promissory obligations.

         Prime-3 Acceptable capacity for repayment of short-term promissory obligations.

                 Duff and Phelps, Inc. Duff & Phelps' commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. The ratings apply to obligations with maturities (when issued) of under one year.

                 Duff & Phelps refines the traditional "1" category. As a consequence, Duff & Phelps has incorporated gradations of "1+" (one plus) and "1-" (one minus), to, respectively, indicate the "highest" certainty of timely payment or simply "high" certainty of timely payment. The Duff 2 category has not been similarly refined but could be at some later date.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3 Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

All Duff & Phelps' short-term ratings (Duff 1, Duff 2 and Duff 3) are considered investment grade. No ratings are issued for companies whose commercial paper is not deemed to be of investment grade.

Fitch Investor Service, Inc. Fitch Investor Service, Inc. shortterm ratings, as described by the company, are:

Fitch-1: (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2: (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch-3: (Good Grade) Commercial paper carrying this rating has a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

NOTE: Plus (+). This sign is used after a rating symbol in the first three rating categories to designate the relative position of an issuer within the rating category.

IBCA Limited and IBCA, Inc. (with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and banksupported debt). IBCA Short Term Ratings are as follows:

A1+      Obligations supported by the highest capacity for timely repayment.

A1       Obligations supported by a very strong capacity for timely repayment.

A2 Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

B1 Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B2 Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

C1 Obligations for which there is an adequate capacity to ensure timely repayment.

D1 Obligations which have a high risk of default or which are currently in default.

IBCA considers A1+ a gradation of A1.